EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the GoodHaven Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the GoodHaven Funds Trust for the year ended November 30, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the GoodHaven Funds Trust for the stated period.

/s/ Larry Pitkowsky	/s/ Lynn Iacona
Larry Pitkowsky President and Principal Executive Officer, GoodHaven Funds Trust	Lynn Iacona Treasurer and Principal Financial Officer, GoodHaven Funds Trust
Dated:	January 30, 2025	Dated:	January 30, 2025

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by GoodHaven Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.